                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                   /s/ NEIL A. ARMSTRONG
                                            ------------------------------------
                                                     Neil A. Armstrong

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                     /s/ V. G. BEGHINI
                                            ------------------------------------
                                                       V. G. Beghini

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                /s/ JEANETTE GRASSELLI BROWN
                                            ------------------------------------
                                                  Jeanette Grasselli Brown

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                      /s/ C. A. CORRY
                                            ------------------------------------
                                                        C. A. Corry

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                   /s/ JAMES A. D. GEIER
                                            ------------------------------------
                                                     James A. D. Geier

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                  /s/ ROBERT M. HERNANDEZ
                                            ------------------------------------
                                                    Robert M. Hernandez

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                     /s/ LEWIS B. JONES
                                            ------------------------------------
                                                       Lewis B. Jones

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                     /s/ CHARLES R. LEE
                                            ------------------------------------
                                                       Charles R. Lee

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                      /s/ PAUL E. LEGO
                                            ------------------------------------
                                                        Paul E. Lego

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                  /s/ JOHN F. MCGILLICUDDY
                                            ------------------------------------
                                                    John F. McGillicuddy

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                    /s/ JOHN M. RICHMAN
                                            ------------------------------------
                                                      John M. Richman

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                     /s/ D. M. RODERICK
                                            ------------------------------------
                                                       D. M. Roderick

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                      /s/ T. J. USHER
                                            ------------------------------------
                                                        T. J. Usher

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                    /s/ DAVID R. WHITWAM
                                            ------------------------------------
                                                      David R. Whitwam

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-3 to be filed with the Securities and Exchange Commission in connection with the issuance of $1.0 billion debt securities, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 29th day of March, 1994.

                                                     /s/ D. C. YEARLEY
                                            ------------------------------------
                                                       D. C. Yearley